Exhibit 99.1

MKANGO MAGNETIC MATERIALS LIMITED

550 Burrard Street

Suite 2900
Vancouver
BC V6C 0A3

Canada

MKANGO MAGNETIC MATERIALS LIMITED ANNOUNCES EFFECTIVENESS OF FORM F-4
REGISTRATION STATEMENT AND MAILING OF CPTK PROXY STATEMENT/PROSPECTUS

VANCOUVER, BC AND LONDON, UK / ACCESS Newswire / November 5, 2026 / Mkango Magnetic Materials Limited (formerly Mkango Resources Ltd.) (AIM:MKA) (TSXV:MKA) (“Mkango”) announces that the registration statement on Form F-4 (as amended, the “Form F-4”) filed by its wholly-owned subsidiary, Mkango Rare Earths Limited (f/k/a Lancaster Exploration Limited) (“MKAR”), with the United States Securities and Exchange Commission (the “SEC”) was declared effective by the SEC on November 4, 2026. The Form F-4 was filed in connection with the proposed business combination between MKAR and Crown PropTech Acquisitions (OTC:CPTKW) (“CPTK”) (the “Proposed Business Combination”), initially announced on July 3, 2025.

CPTK expects to commence mailing the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”), which was updated from the preliminary proxy statement/prospectus included in the Form F-4, on or about November 5, 2026 to its shareholders of record as at the close of business on October 30, 2026, which is the record date for CPTK’s extraordinary general meeting to consider and vote on the Proposed Business Combination and related proposals (the “Extraordinary General Meeting”). The Extraordinary General Meeting is scheduled to be held on November 25, 2026 at 10:00 a.m. (Eastern Time) at CPTK’s offices. CPTK public shareholders who wish to request CPTK to redeem their shares for cash upon the consummation of the Proposed Business Combination must submit the applicable request and deliver the shares by 5:00 p.m. (Eastern Time) on November 23, 2026 (two business days prior to the vote and the Extraordinary Meeting) in accordance with the procedures set out in the Proxy Statement/Prospectus.

The Proxy Statement/Prospectus filing by CPTK is available on EDGAR at the following hyperlink: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001827899/000121390026116022/ea0310952-01.htm A substantively equivalent prospectus filing by MKAR is available on EDGAR at the following hyperlink: https://www.sec.gov/Archives/edgar/data/2052373/000121390026116017/ea0271516-18.htm, is filed under Mkango’s profile on SEDAR+ at www.sedarplus.ca, and has been delivered to Mkango as sole shareholder of MKAR. Subject to approval by CPTK’s shareholders and satisfaction or waiver of the other closing conditions, including approval of MKAR’s listing application by Nasdaq, MKAR’s common shares and warrants are expected to list on Nasdaq under the symbols “MKAR” and “MKARW” on closing. Nasdaq has not yet approved MKAR’s initial listing application, and there can be no assurance that it will do so.

Alexander Lemon, President of Mkango, commented: “The SEC’s declaration of effectiveness of the Form F-4 registration statement marks a key milestone in our proposed business combination with Crown PropTech Acquisitions. With the definitive proxy statement/prospectus now being mailed to CPTK shareholders, our focus turns to completing the business combination and listing on Nasdaq of Mkango Rare Earths Limited (MKAR), which would hold the Songwe Hill rare earths project in Malawi and the proposed Pulawy rare earths separation plant in Poland.”

None of the Form F-4, the Proxy Statement/Prospectus, or MKAR’s equivalent prospectus filing (collectively, the “Filings”) has been reviewed or approved by any Canadian or United Kingdom regulatory authority, constitutes a prospectus under Canadian or United Kingdom securities laws, or constitutes an offer of securities in those jurisdictions. The content of the Filings has not been approved by an authorised person within the meaning of the United Kingdom Financial Services and Markets Act 2000. Technical and scientific information in the Filings has been prepared in accordance with Regulation S-K under United States securities laws, which differs from National Instrument 43-101 – Standards of Disclosure for Mineral Projects. Canadian readers are referred to Mkango’s “NI 43-101 Updated Technical Report on the Songwe Hill Rare Earth Element Project in Malawi”, with an effective date of June 30, 2025, filed on SEDAR+ on October 26, 2026.

About Mkango Magnetic Materials Limited

Mkango is listed on the AIM and the TSX-V Stock Exchanges. Mkango’s corporate strategy is to become a market leader in the production of recycled rare earth magnets, alloys and oxides, through its interest in Maginito Limited (“Maginito”), which is owned 79.4 percent by Mkango and 20.6 per cent by CoTec Holdings Ltd (“CoTec”), and the Remloy business acquired by its wholly owned German subsidiary, to develop new sustainable sources of neodymium, praseodymium, dysprosium and terbium to supply accelerating demand from electric vehicles, wind turbines and other clean energy technologies.

Maginito holds a 100 percent interest in HyProMag Limited and a 90 percent indirect interest in HyProMag GmbH, focused on short loop rare earth magnet recycling and manufacturing in the UK and Germany, respectively, and a 100 per cent interest in Mkango Rare Earths UK Ltd (“Mkango UK”), focused on long loop rare earth magnet recycling in the UK via a chemical processing route.

Maginito and CoTec are also expanding HPMS recycling technology into the United States via the 50/50 owned HyProMag USA joint venture company.

Remloy has developed a plant in Bitterfeld, Germany, which recycles end-of-life rare earth magnets via a melting process (medium loop rare earth magnet recycling) to produce neodymium-iron-boron (“NdFeB”) alloy powders for the bonded and hot deformed magnet markets, complementary to HyProMag’s short loop recycling process, to produce sintered magnets, and to Mkango UK’s long loop recycling process, to produce mixed rare earth carbonates and oxides.

Mkango currently owns 100 percent of the advanced stage Songwe Hill rare earths project in Malawi and the proposed Pulawy rare earths separation plant in Poland. On grant of the large-scale mining licence the Government of Malawi may elect to take a free 10 percent interest in the entity holding that licence. Both the Songwe and Pulawy projects have been selected as Strategic Projects under the European Union Critical Raw Materials Act, as has HyProMag GmbH. Songwe has also received Development Funding from the U.S. International Development Finance Corporation (DFC), the U.S. Government’s development finance institution, securing US$4.6 million in reimbursable funding for Front End Engineering and Design. MKAR has signed a Business Combination Agreement with CPTK, pursuant to which MKAR, which will hold the Songwe Hill and Pulawy projects, is expected to become listed on Nasdaq, subject to the satisfaction or waiver of closing conditions.

For more information, please visit www.mkangomagneticmaterials.com.

About Crown PropTech Acquisitions

CPTK is a Cayman Islands exempted company incorporated in 2020 as a special purpose acquisition company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For further information, visit www.crownproptech.com.

Market Abuse Regulation Disclosure

This news release contains inside information for the purposes of Article 7 of the Market Abuse Regulation (EU) No. 596/2014 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended. Upon publication of this news release via a Regulatory Information Service, such inside information will be considered to be in the public domain.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements and forward-looking information (within the meaning of those terms under applicable securities laws) with respect to Mkango, MKAR and CPTK, generally identifiable by words such as “plans”, “expects”, “estimates”, “intends”, “anticipates”, “believes”, “may”, “could”, “should”, “would” or “will”, or the negative connotations thereof.

Forward-looking statements in this news release include, without limitation, statements regarding: the mailing of the Proxy Statement/Prospectus; any PIPE financing; the holding of the Extraordinary General Meeting and approval of the proposals relating to the Proposed Business Combination; the expected listing of MKAR’s common shares and warrants on Nasdaq; the expected timing and completion of the Proposed Business Combination; and the statements in the “About” sections regarding the development of Songwe Hill and Pulawy, their status as Strategic Projects under the European Union Critical Raw Materials Act, the Development Funding from the U.S. International Development Finance Corporation, the expansion of rare earth magnet recycling and magnet manufacturing operations in the United Kingdom, Germany and the United States, and the Remloy plant at Bitterfeld, Germany, including the complementarity of the Remloy, HyProMag and Mkango UK recycling processes.

In making these statements, Mkango, MKAR and CPTK have applied material assumptions including: that the Extraordinary General Meeting will be held as scheduled; that required shareholder, stock exchange, regulatory and other third party approvals will be obtained; that the conditions precedent to closing, including the minimum cash condition, will be satisfied or waived; and that no event will occur giving rise to a right of termination under the Amended and Restated Business Combination Agreement dated September 2, 2026. Actual results may vary materially if these assumptions prove incorrect.

Readers are cautioned not to place undue reliance on forward-looking statements. Factors and risks that could cause actual results to differ materially include, without limitation: the failure to complete the Proposed Business Combination on the terms or within the timeframe contemplated, or at all, or by CPTK’s business combination deadline, and the failure to obtain any extension of that deadline; the failure to satisfy or obtain waiver of the conditions precedent to closing, including approval by Mkango and CPTK’s shareholders, satisfaction of the minimum cash condition following redemptions, and receipt of required governmental, regulatory, stock exchange, court and other third party approvals; the level of redemptions by CPTK’s public shareholders and the cash available on closing; the inability to obtain additional financing on favourable terms, in an amount sufficient to satisfy the minimum cash condition, or at all; the exercise of termination rights under the Amended and Restated Business Combination Agreement; the failure to obtain approval of MKAR’s initial listing application from Nasdaq, including as a result of the failure to obtain quotation of CPTK’s Class A ordinary shares on the OTC Markets or to meet Nasdaq’s market value and public float requirements; the failure to complete any PIPE financing, or to complete it in an amount or on terms sufficient to satisfy the minimum cash condition; volatility in the price of MKAR’s securities; market risks, including the price of rare earth materials; the effect of the announcement or pendency of the Proposed Business Combination on business relationships and performance; litigation, regulatory proceedings or shareholder actions arising in connection with the Proposed Business Combination; the consequences of the Proposed Business Combination for Mkango’s interests in Songwe Hill and Pulawy and for Mkango’s status on AIM and the TSX-V; and the anticipated benefits of the Proposed Business Combination not being realised in whole or in part.

Further factors include: the availability of (or delays in obtaining) financing to develop Songwe Hill and Pulawy and the recycling plants being developed by Maginito in the United Kingdom, Germany and the United States; the drawdown and continued availability of the reimbursable Development Funding awarded by the U.S. International Development Finance Corporation, including changes in United States government policy or funding priorities; the retention of Strategic Project status under the European Union Critical Raw Materials Act; governmental action and other market effects on global demand and pricing for rare earths; geological, technical, permitting and regulatory matters relating to the development of Songwe Hill and Pulawy; political, fiscal, legal, taxation, currency and other risks associated with operating in Malawi, Poland, Germany, the United Kingdom and the United States, and geopolitical impacts on markets and tariffs; the ability to scale the HPMS and chemical recycling technologies to commercial scale; competition and the availability of scrap supplies and other feedstock for Maginito’s and Remloy’s recycling activities; the integration of Remloy into the Mkango group and the realisation of the anticipated synergies; cost overruns, operational hazards and complexities in building and operating the plants; and the results of feasibility studies being less favourable than anticipated.

There can be no assurance that Nasdaq will approve MKAR’s listing application, that any PIPE financing will be completed or as to its size or terms, or that the Proposed Business Combination will be completed.

The foregoing list is not exhaustive. Readers should also consider the risks described in CPTK’s filings with the SEC, Mkango’s filings on SEDAR+, and the Proxy Statement/Prospectus. The forward-looking statements in this news release are made as of the date hereof and, except as required by applicable law, none of Mkango, MKAR or CPTK undertakes any obligation to update or revise them, or to comment on the expectations of, or statements made by, third parties in respect of the matters discussed above.

Important Information for Investors and Shareholders

In connection with the Proposed Business Combination, MKAR and CPTK have filed the Filings, as applicable. The Form F-4 was declared effective by the SEC on November 4, 2026, and CPTK is mailing the Proxy Statement/Prospectus to its shareholders of record as of October 30, 2026. CPTK urges investors and other interested persons to read the Proxy Statement/Prospectus, as well as other documents filed with the SEC, because these documents contain important information about the Proposed Business Combination. Such persons can also read CPTK’s filings with the SEC for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Proxy Statement/Prospectus can be obtained, without charge, at www.sec.gov and MKAR’s equivalent prospectus filing can be obtained, without charge, at www.sec.gov and under Mkango’s profile on SEDAR+ at www.sedarplus.ca. In addition, the other documents filed by CPTK may be obtained free of charge at www.sec.gov or by directing a request to CPTK c/o Michael Minnick, Chief Executive Officer, 40 West 57th Street, 29th Floor, New York, NY 10019, or by telephone at (212) 796-4796.

Participants in the Solicitation

MKAR and CPTK and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CPTK’s shareholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of CPTK’s directors and officers in CPTK’s SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CPTK’s shareholders in connection with the Proposed Business Combination, and concerning the interests of MKAR’s and CPTK’s participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, is set forth in the Proxy Statement/Prospectus.

No Offer or Solicitation

This news release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Business Combination. This news release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

For further information on Mkango, please contact:

Mkango Magnetic Materials Limited

Alexander Lemon

President

alex@mkango.ca

William Dawes

Chief Executive Officer

will@mkango.ca

UK: +44 20 7372 2744

www.mkangomagneticmaterials.com

@MkangoResources

SP Angel Corporate Finance LLP

Nominated Adviser and Joint Broker

Caroline Rowe, Jen Clarke, Devik Mehta

UK: +44 20 3470 0470

Cavendish Capital Markets Limited

Joint Broker

Neil McDonald, Pearl Kellie

UK: +44 20 7330 0500

H&P Advisory Limited

Joint Broker

Andrew Chubb, Leif Powis

UK: +44 20 7907 8500

Cohen Capital

Strategic and Financial Adviser

Brandon Sun

USA: +1 929 432 1254

Welsbach Corporate Solutions LLC-FZ

Supply Chain Advisor and Financial and Capital Markets Advisor

Daniel Mamadou

SG: +65 6879 7107

For further information on CPTK, please contact:

Crown PropTech Acquisitions

Michael Minnick, Chief Executive Officer - mm@crownproptech.com

USA: (212) 796-4796 | www.crownproptech.com

Disclaimer

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this news release. The TSX Venture Exchange has neither approved nor disapproved the contents of this news release.

This news release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. This news release does not constitute either advice or a recommendation regarding any securities.

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